Earnings per share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Earnings per share	Earnings per share
(a) Basic

Basic earnings per share is calculated by dividing the profit attributable to equity holders of the Group by the weighted average number of shares in issue during the period excluding ordinary shares held as treasury shares (Note 23).

	2021	2020	2019
Profit / (loss) from operations attributable to equity holders of the Group	130,669	412	(772)
Weighted average number of shares in issue (thousands)	115,148	117,453	117,252
Basic earnings / (loss) per share from operations	1.135	0.003	(0.007)

(b) Diluted

Diluted earnings per share is calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group has two categories of dilutive potential shares: equity-settled share options and restricted units. For these instruments, a calculation is done to determine the number of shares that could have been acquired at fair value, based on the monetary value of the subscription rights attached to outstanding share options. The number of shares calculated as above is compared with the number of shares that would have been issued assuming the exercise of the equity-settled share options. As of December 31, 2021, there were 466 thousands (2020: 261 thousands; 2019: 645 thousands) share options/restricted units outstanding that could potentially have a dilutive impact in the future but were antidilutive for the periods presented.

	2021	2020	2019
Profit / (loss) from operations attributable to equity holders of the Group	130,669	412	(772)
Weighted average number of shares in issue (thousands)	115,148	117,453	117,252
Adjustments for:
- Employee share options and restricted units (thousands)	466	261	645
Weighted average number of shares for diluted earnings per share (thousands)	115,614	117,714	117,897
Diluted earnings / (loss) per share from operations	1.130	0.003	(0.007)